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                                                                    Exhibit 10.1

                                 AMENDMENT NO. 7

                                       TO

                 THIRD AMENDED AND RESTATED ACCOUNTS RECEIVABLE
                        MANAGEMENT AND SECURITY AGREEMENT


         THIS AMENDMENT NO. 7 (this "Amendment") is entered into as of October 17, 2001, by and among TMP Worldwide Inc., a Delaware corporation ("Borrower"), GMAC COMMERCIAL CREDIT LLC ("GMACCC"), each of the financial institutions party thereto (GMACCC and each of such other financial institutions, collectively, the "Lenders") and GMACCC as agent for the Lenders (GMACCC in such capacity, the "Agent").

                                   BACKGROUND

         Pursuant to a Third Amended and Restated Accounts Receivable Management and Security Agreement dated as of November 5, 1998 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, Agent and Lenders, Agent and Lenders agreed to provide Borrower with certain financial accommodations.

         By letter dated October 17, 2001, Agent and Borrower have consented to the purchase by Fifth Third Bank of National Bank of Canada's commitment percentage of the Loans owing to National Bank of Canada under the Loan Agreement pursuant to a Commitment Transfer Supplement dated as of the date hereof. Accordingly, Agent, Lenders and Borrower have agreed to amend the Loan Agreement on the terms and conditions hereafter set forth herein.

         NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

         2. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in SECTION 3 below, the Loan Agreement is hereby amended as follows:

                  (a) Section 1(A) is hereby amended by inserting the following defined term in its appropriate alphabetical order:

                           "Amendment No. 7" shall mean Amendment No. 7 to this
                  Agreement dated as of October 17, 2001.

                  (b) EXHIBIT 1.3 to the Loan Agreement is hereby amended in its entirety as set forth in EXHIBIT 1.3 of this Amendment.
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         3. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective when all of the following conditions shall have been satisfied: (a) Agent shall have received four (4) copies of this Amendment executed by Borrower and Required Lenders and consented to by Guarantors; (b) Agent shall have received a Commitment Transfer Supplement (i) substantially in the form of EXHIBIT 15 attached to the Loan Agreement and (ii) executed by all parties thereto; (c) Agent shall have received an administration fee from Borrower in the amount of $3500.00; (d) no Incipient Event of Default or Event of Default shall have occurred and be continuing and (e) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

         4. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

                  (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

                  (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

                  (c) No Event of Default or Incipient Event of Default has occurred and is continuing or would exist after giving effect to this Amendment.

                  (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement or the Obligations.

         5. EFFECT ON THE LOAN AGREEMENT.

                  (a) Upon the effectiveness of SECTION 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

                  (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

         6. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.
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         7. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

         8. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                        TMP WORLDWIDE INC.


                                        By: /s/ THOMAS G. COLLISON
                                            ------------------------------------
                                            Name:   Thomas G. Collison
                                            Title:  Vice Chairman and Secretary


                                        GMAC COMMERCIAL CREDIT LLC
                                        as Agent and as Lender


                                        By: /s/ FRANK IMPERATO
                                            ------------------------------------
                                            Name:   Frank Imperato
                                            Title:  Senior Vice President


CONSENTED AND AGREED TO BY EACH OF THE GUARANTORS:

TMP HOLDINGS INTERNATIONAL, INC.
TASA INCORPORATED
AUSTIN KNIGHT INC.
ONLINE CAREER CENTER MANAGEMENT, INC.
M.S.I. MARKET SUPPORT INTERNATIONAL
GENERAL DIRECTORY ADVERTISING SERVICES, INC.


By: /s/ THOMAS G. COLLISON
    -------------------------
Name: Thomas G. Collison
The Secretary of each of the
foregoing corporations
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                                   EXHIBIT 1.3

                                   COMMITMENTS


A.       TOTAL COMMITMENTS:
         -----------------

                                             Total                               Total Commitment
                                             Commitment                              Percentage
                                             ----------                          ----------------
GMAC Companies                              $125,000,000                             67.5676%
(GMAC Commercial Credit LLC,
GMAC Commercial Credit Limited, and
GMAC Commercial Credit Corporation)

Deutsche Financial Services                 $ 25,000,000                             13.5135%
Corporation

Fleet Bank, N.A.                            $ 15,000,000                              8.1081%

Fifth Third Bank                            $ 20,000,000                             10.8108%


B.       U.S. COMMITMENTS*:
         -----------------

                                               U.S.
                                            Commitment
                                            ----------

GMAC Commercial Credit LLC                  $125,000,000 minus the Dollar Equivalent
                                            of the outstanding balance of U.K.
                                            Subsidiary Loans and Canadian Subsidiary
                                            Loans

Deutsche Financial Services
Corporation                                 $ 25,000,000
Corporation

Fleet Bank, N.A.                            $ 15,000,000

Fifth Third Bank                            $ 20,000,000



C.       U.K. COMMITMENTS:
         ----------------

GMAC Commercial Credit Limited              $ 50,000,000                                 100%
                                            (or Sterling Equivalent)
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D.       CANADIAN COMMITMENTS:
         --------------------

GMAC Commercial Credit Corporation          $ 10,000,000                                 100%
                                            (or Canadian Equivalent)

*The U.S. Commitment Percentage of any Lender other than GMAC at any time shall be determined according to the following formula:


US Commitment Percentage =  TCP X TO
                            --------
                              USLO

Where:

TCP      =        Total Commitment Percentage of such Lender

TO       =        Total Loans plus Foreign Subsidiary Loans outstanding for all
                  Lenders and Foreign Subsidiary Lenders

USLO     =        U.S. Loans outstanding for all Lenders


*The U.S. Commitment Percentage of GMAC at any time shall be determined according to the following formula:


GMAC US Commitment Percentage = 100% - the sum of the U.S. Commitment Percentages for all Lenders other than GMAC